UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2024

PennantPark Floating Rate Capital Ltd.

(Exact name of Registrant as specified in its charter)

Maryland	814-00891	27-3794690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1691 Michigan Avenue Miami Beach, Florida	33139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 297-9500

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	PFLT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On August 8, 2024, PennantPark Floating Rate Funding I, LLC, a wholly-owned subsidiary of PennantPark Floating Rate Capital Ltd. (the “Borrower”), entered into a third amendment (the “Amendment”) to its revolving credit and security agreement, originally dated as of August 12, 2021 (the “Credit Facility”), by and among the Borrower, PennantPark Investment Advisers, LLC, as collateral manager, the lenders from time to time party thereto, Truist Bank, as administrative agent for the secured parties and swingline lender, and U.S. Bank Trust Company, National Association, as collateral agent, collateral administrator and back-up collateral administrator. Among other things, the Amendment increases the commitment amounts of the lenders party thereto from $611,000,000 to $636,000,000, extends the reinvestment period from August 12, 2024 to August 12, 2027 (unless earlier terminated as a result of the termination of commitments) (the “Reinvestment Period”) and implements a new definition of “Term Benchmark Rate” as a benchmark rate. The final maturity date of the Credit Facility is the second anniversary of the end of the Reinvestment Period and therefore was extended by the extension of the Reinvestment Period. In addition, the Amendment makes certain changes to the lenders party to the Credit Facility.

The description of the Amendment contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Revolving Credit and Security Agreement, dated August 8, 2024, by and among PennantPark Floating Rate Funding I, LLC as borrower, PennantPark Investment Advisers, LLC as collateral manager, the lenders from time to time party thereto, Truist Bank, as administrative agent for the secured parties and swingline lender, and U.S. Bank Trust Company, National Association, as collateral agent, collateral administrator and back-up collateral administrator

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNANTPARK FLOATING RATE CAPITAL LTD.

Date: August 9, 2024	By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer & Treasurer